Exhibit 10.4

LEAR CORPORATION
OUTSIDE DIRECTORS COMPENSATION PLAN
CASH RETAINER DEFERRAL ELECTION
Complete only if you have not previously filed a Cash Retainer Deferral Election, or you now wish to change your previous Cash Retainer Deferral Election(s) for 20__.
As of December _____, 20__, the individual whose name appears below, who is an Outside Director of the Company, hereby elects to defer a portion of the future compensation payable to him or her under the terms of the Lear Corporation Outside Directors Compensation Plan (the “Plan”). This Deferral Election supersedes any prior deferral elections and will remain in full force and effect through 20__ and thereafter until the earlier of the date the Outside Director modifies or terminates it and the date he or she ceases to be a Director. Any term capitalized herein but not defined will have the meaning set forth in the Plan.
1.Deferral Election. In accordance with the terms of the Plan and this Deferral Election, the Outside Director hereby elects to defer (enter in each blank any whole percentage less than or equal to 100%):
____% of the Annual Retainer(s)
____% of the Meeting Fee(s)
____% of the Committee Meeting Fee(s)
payable to the Outside Director for and in calendar years beginning after the date this Deferral Election is filed with the Secretary of Lear Corporation. The amounts deferred under this Deferral Election will be credited to a bookkeeping account under the Plan in the Outside Director’s name, which will accrue interest at the prime rate, compounded monthly, in accordance with Section 6.2 of the Plan (the “Interest Account”).

2.Timing of Payout. Subject to the terms of the Plan, the Outside Director hereby elects to receive payment of the amount in his or her Interest Account that is deferred pursuant to the election above (or, if applicable, the first installment of such amount) within ten (10) days following the earliest of (a) the date he or she ceases to be a Director, (b) the date on which a Change in Control occurs, and (c) February 20, 20__ (insert a year 20__ or later or circle “N/A”).

3. Form of Payout. In accordance with the terms of the Plan, the Outside Director hereby elects to receive payment of the amount in his or her Interest Account that is deferred pursuant to the election above in the following form (elect one):

_____	a single lump sum payment, or

_____	equal annual installments (insert a whole number, not to exceed five (5) installments).
If installments are elected, the amount of each installment payment of the Interest Account will equal the product of (a) the balance in the Outside Director’s Interest Account on the date on which the payment is made, multiplied by (b) a fraction, the numerator of which is one (1) and the denominator of which is the number of unpaid remaining installments. The balance of the Interest Account will be appropriately reduced to reflect any installment payments already made hereunder. The final installment

Exhibit 10.4

payment will be equal to the remaining balance in the Outside Director’s Interest Account on the date on which the payment is made.
4.Plan and Section 409A. This Deferral Election is subject to the terms of the Plan, including, but not limited to, those in Article 6 applicable to deferrals. The Plan and this Deferral Election are intended to comply with Code Section 409A and the regulations thereunder, and will be administered and interpreted in accordance with such intent.

IN WITNESS WHEREOF, the Outside Director has duly executed this Cash Retainer Deferral Election as of the date first written above.

____________________________________
Outside Director’s Signature

____________________________________
Outside Director’s Name (please print)

Exhibit 10.4

LEAR CORPORATION
OUTSIDE DIRECTORS COMPENSATION PLAN
BENEFICIARY DESIGNATION
Complete only if you have not previously filed a Beneficiary Designation, or you now wish to change your previous Beneficiary Designation(s).
In accordance with the terms of the Lear Corporation Outside Directors Compensation Plan (the “Plan”), the individual whose name appears below, who is an Outside Director of the Lear Corporation (the “Company”), hereby designates a beneficiary or beneficiaries with respect to his or her Accounts (and any other amounts due to him or her) under the Plan. This designation supersedes and revokes any beneficiary designation previously made by the individual under the Plan.
1.    Primary Beneficiary. The following person, or persons, is/are hereby designated as primary Beneficiary with respect to the percentage of the Outside Director’s unpaid Accounts (and any other amounts due to him or her) indicated for each person:

Name:	_____________________________________

Relationship:	_____________________________________

Address:	_____________________________________
_____________________________________
_____________________________________

Percent:	_____________________________________

Name:	_____________________________________

Relationship:	_____________________________________

Address:	_____________________________________
_____________________________________
_____________________________________

Percent:	_____________________________________

Name:	_____________________________________

Relationship:	_____________________________________

Address:	_____________________________________
_____________________________________
_____________________________________

Percent:	_____________________________________

Exhibit 10.4

2.    Secondary Beneficiary. The following person, or persons, is/are hereby designated as secondary Beneficiary with respect to the percentage of the Outside Director’s unpaid Accounts (and any other amounts due to him or her) indicated for each person:

Name:	_____________________________________

Relationship:	_____________________________________

Address:	_____________________________________
_____________________________________
_____________________________________

Percent:	_____________________________________

Name:	_____________________________________

Relationship:	_____________________________________

Address:	_____________________________________
_____________________________________
_____________________________________

Percent:	_____________________________________

Name:	_____________________________________

Relationship:	_____________________________________

Address:	_____________________________________
_____________________________________
_____________________________________

Percent:	_____________________________________
IN WITNESS WHEREOF, the Outside Director has duly executed this Beneficiary Designation as of ________________, 20__ .

____________________________________
Outside Director’s Signature
___________________________________
Outside Director’s Name (please print)